Exhibit 99.1


                             Joint Filer Information


Name:                   Bruce Galloway

Address:                c/o Galloway Capital Management, LLC
                        1325 Avenue of the Americas, 26th Floor
                        New York, NY 10019

Designated Filer:       GCM Security Partners, LLC

Date of Event
Requiring Statement:    August 6, 2004

Signature:              Bruce Galloway




                        By: /s/ Bruce Galloway
                           ------------------------------
                        Name:  Bruce Galloway
                        Title: Managing Member, GCM Security Partners, LLC

                             Joint Filer Information


Name:                   Thomas Kikis

Address:                c/o Galloway Capital Management, LLC
                        1325 Avenue of the Americas, 26th Floor
                        New York, NY 10019

Designated Filer:       GCM Security Partners, LLC

Date of Event
Requiring Statement:    August 6, 2004

Signature:              Thomas Kikis




                        By: /s/ Thomas Kikis
                           --------------------------------------
                        Name:  Thomas Kikis
                        Title: Member, GCM Security Partners, LLC

                             Joint Filer Information


Name:                   Peter Kikis

Address:                c/o Galloway Capital Management, LLC
                        1325 Avenue of the Americas, 26th Floor
                        New York, NY 10019

Designated Filer:       GCM Security Partners, LLC

Date of Event
Requiring Statement:    August 6, 2004

Signature:              Peter Kikis




                        By: /s/ Peter Kikis
                           --------------------------------------
                        Name:  Peter Kikis
                        Title: Member, GCM Security Partners, LLC

                             Joint Filer Information


Name:                   Trinad Capital L.P.,
                        Member, GCM Security Partners, LLC

Address:                153 East 53rd St., 48th Floor
                        New York, NY 10022

Designated Filer:       GCM Security Partners, LLC

Date of Event
Requiring Statement:    August 6, 2004

Signature:              Robert Ellin




                        By: /s/ Robert Ellin
                           -------------------------------------
                        Name:  Robert Ellin
                        Title: Managing Member, Trinad Capital L.P.